SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 20, 2004

SILICON GRAPHICS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1500 Crittenden Lane
Mountain View, CA		94043-1351

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

            (c)

            99.1 Earnings Press Release dated April 20, 2004

Item 12. Results of Operations and Financial Condition

            On April 20, 2004, the Company announced its financial results for the fiscal quarter ended March 26, 2004. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

SILICON GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share amounts)

	Three Months Ended		Nine Months Ended
	March 26,	March 28,	March 26,		March 28,
	2004	2003	2004		2003

	(unaudited)		(unaudited)

Product and other revenue	$132,025	$113,233	$398,774		$403,593
Service revenue	98,138	103,894	287,329		317,990

Total revenue	230,163	217,127	686,103		721,583
Costs and expenses:
Cost of product and other revenue	70,116	75,528	219,584		246,534
Cost of service revenue	55,532	61,118	156,413		182,929
Research and development	30,287	44,911	95,862		130,474
Selling, general and administrative	72,275	80,247	220,719		241,110
Other operating expense, net (1)	8,643	3,200	45,865		17,461

Total costs and expenses	236,853	265,004	738,443		818,508

Operating loss	(6,689)	(47,877)	(52,339)		(96,925)

Interest expense	(3,832)	(5,956)	(15,903)	(2)	(18,360)
Interest income and other , net	4,370	3,561	(26,081)	(3)	7,957

Loss before income taxes	(6,151)	(50,272)	(94,323)		(107,328)

Income tax provision (benefit)	(2,061)	(15,285)	(4,936)		(14,272)

Net loss	$(4,091)	$(34,987)	$(89,388)		$(93,056)

Net loss per common share - basic and diluted	$(0.02)	$(0.17)	$(0.41)		$(0.46)

Shares used in the calculation of net loss per common
share - basic and diluted	229,743	201,990	216,782		200,805

(1)	Represents charges for and changes in previously estimated restructuring costs.
(2)	The three- and nine-month periods ended March 26, 2004 include $3 million in interest expense associated with the induced conversion of a portion of our 6.50% Senior Secured Convertible Notes and a $6 million credit to interest expense related to premium amortization on these same convertible notes.
(3)	The nine-month period ended March 26, 2004 includes a $31 million non-cash loss resulting from the extinguishment of the exchanged 5.25% Senior Convertible Notes due in 2004.

SILICON GRAPHICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 26,	June 27,
	2004	2003

ASSETS	(unaudited)

Current assets:
Cash and cash equivalents	$144,786	$140,836
Short-term marketable investments	1,285	440
Short-term restricted investments	33,117	35,298
Accounts receivable, net	128,336	133,166
Inventories	71,515	71,426
Prepaid expenses and other current assets	39,790	51,727

Total current assets	418,829	432,893

Restricted investments	905	1,430

Property and equipment, net	84,454	108,062

Other assets	103,367	107,469

	$607,555	$649,854

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$71,848	$76,507
Accrued compensation	39,791	38,916
Income taxes payable	19,464	22,666
Other current liabilities	113,915	126,987
Current portion of long-term debt	22,666	16,894
Deferred revenue	156,215	149,434

Total current liabilities	423,899	431,404

Long-term debt	265,280	291,956
Other liabilities	82,824	91,385

Total liabilities	772,003	814,745

Total stockholders' deficit	(164,448)	(164,891)

	$607,555	$649,854

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004	By:	/s/ Sandra M. Escher

Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated April 20, 2004